                                                        [LOGO]
                                                      MUTUAL FUNDS
                                                     A CLASS ABOVE

THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

INVESTMENT ADVISER
Tempest, Isenhart, Chafee, Lansdowne &
Associates, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR, DISTRIBUTOR, TRANSFER AGENT
& FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202
                                                    ANNUAL REPORT
LEGAL COUNSEL
Davis, Graham & Stubbs LLP                          April 30, 2000
370 Seventeenth Street
Suite 4700
Denver, CO  80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado  80202

CUSTODIAN
Fifth Third Bank, N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio  45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595 OR VISIT www.aristata.com


[LOGO]                                             [PHOTO]

Sponsor and Distributor
Member NASD

LETTER FROM THE INVESTMENT ADVISER
================================================================================

Dear Fellow Shareholders:

We are very pleased to deliver the annual shareholder report for the Aristata Funds. We are committed to making your investment in the Aristata Funds a rewarding long-term experience.

HIGHLIGHTS OF INVESTMENT RESULTS

The differences in returns for the market in general or for the Aristata Equity Fund in particular are explained by the dominance of growth vs. value investment styles. The market results as depicted by the Standard & Poor's 500 Index were generated by the stellar performance of the technology related sectors, the pronounced investor preference for growth stocks, and a rise in prices that was led by a relatively small number of companies. Last year, the dominance of growth over value was characterized by an unprecedented performance spread.

The performance comparison table that accompanies the Aristata Equity Fund incorporates the new Lipper category--Multi-Cap Value Funds. Lipper now assigns funds to categories based upon actual portfolio holdings compared to strictly a prospectus description of investment objective and style. The new category for the Aristata Equity Fund is Lipper Multi-Cap Value Funds.

The performance of the Aristata Equity Fund compares favorably with the Lipper Multi-Cap Value Fund Index. The recent market action--increased price volatility--may be signaling a shift in stock performance that will benefit value investing.

Stock market volatility has prompted a flight to quality and the bond market has been the beneficiary. Most sectors of the bond market provided positive, although modest, total returns and those returns were achieved with considerably less fluctuations than encountered with stocks. Countervailing forces are at work in the bond market. First, the interest rate declines for some bonds (and increases in bond prices) were due to good old fashioned supply and demand factors: government surpluses are now being used to buy bonds rather than issuing more, and investors are buying bonds for stability. Second, short-term interest rate increases (and decreases in bond prices) were a direct action of the Federal Reserve Bank (FED) and Chairman Greenspan to slow the economy, and perhaps cool stock market speculation. Even with these crosscurrents, the bond market was a haven of stability compared to the volatility experienced by some stock market sectors. Mr. Greenspan views the economy's growth as still too rapid, and additional interest rate increases seem likely but the timing and magnitude remain uncertain.


============================================================================  1

LETTER FROM THE INVESTMENT ADVISER
================================================================================

TOTAL RETURNS ENDING APRIL 30, 2000 (1)                                             AVERAGE ANNUAL
                                                          3 MONTHS   6 MONTHS    12 MONTHS  SINCE INCEPTION
                                                          --------   --------    ---------  ---------------
ARISTATA EQUITY FUND                                        6.25%      7.27%        2.23%        7.48%
Standard & Poor's 500 Index*                                4.47       7.21        10.08        17.72
Value Line Composite Index                                  2.79       6.55         0.01        -2.25
Lipper Multi-Cap Value Index                                4.55       2.28        -3.37         2.67

ARISTATA QUALITY BOND FUND                                  1.37%      0.37%        0.28%        2.96%
Lehman Brothers Government/Corp Bond Index*                 2.20       1.49         0.93         3.67
Lehman Brothers Government/Corp Intermediate Bond Index     1.63       1.05         1.52         4.00
Lipper Corporate Debt Funds A Rated Index                   1.59       0.98        -0.28         2.50

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND                   1.57%      1.60%        0.16%        2.64%
Lehman Brothers Municipal Bond Index*                       2.77       2.63        -0.92         2.54
Lipper Municipal Intermediate Bond Fund Index               1.78       1.73        -0.89         2.11
Lipper Colorado Municipal Bond Fund Average                 2.87       1.82        -3.20         0.87

*Fund benchmark index

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.
(1) SEE FOOTNOTES ON P. 13

THE DR. JEKYLL AND MR. HYDE MARKET

The current assessment of the financial markets can be summarized as a Dr. Jekyll and Mr. Hyde environment. Like the kind and friendly doctor Henry Jekyll, the closing months of the April 30, 2000 fiscal year saw some of the best news reported for the financial markets, the economy, and for consumers. The friendly and cheery Dr. Jekyll aptly describes the mood of investors for most of the past year. Strong economic growth, robust profits, plentiful jobs, and low inflation boosted consumer confidence to record levels. This friendly mood set the stage for the Dow Jones Industrials to make new highs (11,722) in January, and for the NASDAQ to cross 5,000 for the first time in March.

                                                        ========================
                                                            The results are
                                                         financial markets that
                                                          are behaving like the
                                                          personalities inside
                                                            Jekyll and Hyde.
                                                        ========================

Robert Louis Stevenson provided an intriguing study in the dual nature of human personality. The recent stock market gyrations reflect the tug of war going on between the bullish and bearish views of investors. Lurking behind the good news surrounding the economy and the optimism characterizing most investors is a darker side lurking beneath the markets' surface. The reckless and malevolent Mr. Hyde personality seems to manifest in today's market volatility.

Unlike earlier in the year, during the past few months, the stock market has experienced dramatic price volatility reflecting wide investor mood swings. The following chart shows that the frequency of daily price swings of 1% or greater is on the rise for the Standard & Poor's 500.


2   ============================================================================

LETTER FROM THE INVESTMENT ADVISER
================================================================================


                                     [GRAPH]


Fluctuations are even more dramatic on the NASDAQ where speculative activity is more concentrated. The NASDAQ collapsed 575 points or 13.6% intraday on April 5, before rebounding sharply to close the day down 75 points or 1.8%. So far this year, about 70% of the trading days saw changes of more than 1% for the day.

A 10% move (from a high point to a low point in a market index) is considered a market correction. In just the past three months there already have been two such downward moves and one recovery of 10% or more in the NASDAQ! These kinds of market cycles used to take years, not months or weeks!

What are the causes and implications for the rise in stock market volatility? Record high valuations, instant news, speculative initial public offerings (IPO's), online trading, and momentum investing all have contributed to increased volatility. Dramatic price swings now seem to be a daily fact of life in the stock market. Like the cold, frontal winds that sweep in to precede a change in the weather, market volatility often indicates a change for the stock market.

While the daily volatility is disconcerting, it offers a positive note. A key feature of the recent stock market is the decisive change in leadership that is increasingly taking place. Rotation away from previously hot sectors into neglected areas of the market (everything other than tech and dot.com) has been dramatic during the volatile days. The "new paradigm crowd" is beginning to have some real doubts about valuations and even survivability of many dot.com startups.


============================================================================   3

LETTER FROM THE INVESTMENT ADVISER
================================================================================

There is increasing recognition that the valuation disparity between tech stocks (read "new economy") and non-tech stocks (read "old economy") cannot be ignored. The valuations are extremely stretched for many NASDAQ companies. The fortunes of tech and non-tech stock groups are not mutually exclusive. It seems that the tech companies only remain robust if the non-tech companies (who purchase and utilize the new technology) also remain robust. Stated another way, the tremendous productivity and efficiency promised by new technology must accrue to someone, and that "someone" is most often old economy companies that have been ignored in recent markets. Today, valuations seem stretched. Many tech companies are selling for 70 to 100 times earnings, for those companies with earnings! Whereas, many non-tech, old economy companies are priced for less then 20 times earnings. Benjamin Graham, the father of security analysis said it best: "...but the important thing for us to bear in mind as practicing analysts is that, when you pay full value for common stocks, you are in great danger of later appearing to have paid too much."

Valuation is an important discipline of our investment approach, and the recent rotation suggests that valuation--the price paid for stocks--does matter after all. Evidently many investors are now starting to question the valuation levels of many high-tech stocks. Jeremy Siegel, professor of finance at the Wharton School and author of "Stocks for the Long Run" wrote in The Wall Street Journal recently; "But are the high valuations of the tech stocks that drive the NASDAQ index justified? History suggests not. Even if the fantastic long-term growth rates for ...the tech companies come true, they won't be nearly good enough to sustain current [prices]."

Historically, an important constant for investors and for the market is the close relationship of valuation and long-term stock market returns. As the following table illustrates, buying companies at reasonable prices (low price-to-earnings ratios--P/E) has been a successful strategy over time.


                                    [GRAPH]


4   ============================================================================

LETTER FROM THE INVESTMENT ADVISER
================================================================================

In recent years, just the reverse has held true. The higher a company's P/E ratio, the stronger the performance. The wheels of the technology wagon are wobbling more and more. All of a sudden there is awareness that valuation does matter and that even "growth" does have a price beyond which it is unreasonable.

There is, however, a silver lining to all of this -- there are great values within this extremely bifurcated market. And the best news is that the current volatile markets are finally pointing to recognition of those opportunities. Our preference for buying companies at reasonable prices in relation to their earnings; i.e., low PE ratios, should have the added advantage of less risk and lower volatility.

These are uncertain times for interest rates. Our bond fund investments include diversified holdings of high quality issues and intermediate maturities. Based upon the current interest rate levels, the portfolios are capturing attractive current income, while maintaining intermediate maturities that are less sensitive to the vagaries of a changing interest rate environment.

On behalf of all the members of our organization, we appreciate your participation in the Aristata Funds. As investors with you in these Funds, our firm is dedicated to providing you with successful, long-term investment results.

Sincerely,

/s/ H. David Lansdowne

H. David Lansdowne, CFA
President
Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc.


============================================================================   5

FUND REVIEW
================================================================================

ARISTATA EQUITY FUND

PERFORMANCE

For the periods ended April 30, 2000, the Aristata Equity Fund returned 6.25%, 7.27%, and 2.23% for the latest 3 months, six months, and twelve months. The Fund results for the last three months were, as one would expect, quite strong in what was a turbulent market. The major stock market averages experienced wide price swings during the year ended April 30, 2000. As the following table indicates, from the record high prices reached earlier, stock prices moved lower by April 30th.

                                                    SUBSEQUENT CLOSING
STOCK MARKET INDEX         DATE AND HIGH PRICE      LOW PRICE % DECLINE       APRIL 30TH CLOSE
----------------------------------------------------------------------------------------------
Dow Jones Industrial        Jan 14     11,722        9,796     -16.5%             10,733
Standard & Poor's 500       March 24    1,527        1,356     -11.1%              1,452
NASDAQ Composite            March 10    5,049        3,321     -34.2%              3,860
----------------------------------------------------------------------------------------------

The price declines qualify as a "correction" (a decline of 10% or more) for two of the averages, and the NASDAQ decline crossed the "bear market" threshold (a decline of 20% or more). The NASDAQ decline is striking by not only the size of the correction, but also by how quickly it occurred from the record high reached in March.

                                                      ARISTATA EQUITY FUND
                                                      SECTOR PROFILE
                                                      as of April 30, 2000


                                                      [GRAPH]


The Aristata Equity Fund, while not immune to these market conditions, recorded a strong showing during the general decline in stock prices. The Fund's diversified industry holdings helped to insulate the portfolio's investments during recent market corrections. Much of the stock market decline was concentrated in technology and internet related issues. The Fund's characteristic average lower price-to-earnings ratio (PE) is an important attribute that contributed to recent positive results. There are signs developing that the stock market leadership may be moving toward lower PE stocks.


6   ============================================================================

FUND REVIEW
================================================================================

ARISTATA EQUITY FUND (CON'T.)

The twelve month returns for the Aristata Equity Fund compare quite favorably with the Lipper peer group category of Multi-Cap Value. The market factors affecting our Aristata stock performance last year included the adherence to our value disciplines. The Lipper comparison illustrates that the value style held investment returns in check compared to the growth/technology influenced Standard & Poor's 500. The Aristata Equity Fund results were hurt for the twelve months by our ability to find only a limited number of technology companies that meet our valuation criteria. However, as the recent returns indicate, our value discipline has garnered improved results as many of the richly valued technology stocks declined in price recently.

EQUITY MARKET OVERVIEW

The equity market benefited from a positive backdrop of continued economic growth, low inflation, strong profits, and upbeat consumer confidence. These factors combined to create an almost ideal environment for the U.S. stock market. The trend of stock prices biased upward for most of the

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500 AND THE VALUE LINE COMPOSITE.

                                    [GRAPH]

         PERFORMANCE
     AS OF APRIL 30, 2000
-----------------------------
AVERAGE ANNUAL TOTAL RETURN (1)
  1 Year               2.23%
  Since Inception      7.48%

---------------------------------------------------
FUND VALUE VS. INDEX VALUE
     AT APRIL 30, 2000
---------------------------------------------------
Aristata Equity Fund                        $11,689
---------------------------------------------------
S&P 500                                     $13,290
---------------------------------------------------
Value Line Composite                         $9,444
---------------------------------------------------

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

============================================================================   7

FUND REVIEW
================================================================================

ARISTATA EQUITY FUND (CON'T.)

year, but at times price swings became quite extreme. The rising tide of a strong economy and good profits did not increase all stock prices equally. In fact, stock market returns were extremely bifurcated, and as the year wore on fewer and fewer stocks were advancing. Technology and internet related stocks were strong performers early, but valuations were pushed to record breaking levels. Then in March and April there were dramatic corrections in many of the technology stocks, with a rotation into so-called "Old-Economy" stocks, where many stock prices offered compelling valuations.

The popular stock market averages closed April 30th down from their earlier year highs. These declines seem to reflect the growing concern by investors that the Federal Reserve Bank will institute additional interest rate hikes. For now, investor moods have become more cautious.

PORTFOLIO UPDATE

The Aristata Equity Fund is a diversified, value oriented investment portfolio. The portfolio's investments are spread across approximately 20 different industries, and individual company investments have attractive, low price to earnings (PE) characteristics.

The ten largest holdings represent approximately 30.3% of the total portfolio. These 10 companies share the same attractive valuations that are a hallmark of the Aristata Equity Fund. These companies have an average PE of 21.0x and offer an above average dividend yield of 2.1% The Standard & Poor's 500 sells at a PE of 24x and yields a near record low of 1.1%.

                                          TEN LARGEST EQUITY HOLDINGS(3)
                                               AS OF APRIL 30, 2000

                                                      % OF           DIVIDEND           PRICE
                                                     PORTFOLIO         YIELD       EARNINGS RATIO
International Business Machines Corp.                  3.7%             0.5%            21.9 x
AMGEN, Inc.                                            3.4%             0.0%            49.0
Texaco, Inc.                                           3.3%             3.2%            16.0
BP Amoco PLC                                           3.1%             2.2%            19.8
Bellsouth Corp.                                        3.0%             1.6%            19.7
Vulcan Materials, Co.                                  2.9%             1.8%            14.0
GTE Corp                                               2.8%             2.8%            15.7
Hewlett-Packard Co.                                    2.8%             0.5%            34.1
Duke-Weeks Realty Corp.                                2.7%             7.1%             8.3
Ingersoll Rand Co.                                     2.6%             1.3%            11.4
                           TEN LARGEST HOLDINGS       30.3%             2.1% AVG.       21.0 X AVG.


8   ============================================================================

FUND REVIEW
================================================================================

ARISTATA EQUITY FUND (CON'T.)

Last year our approximate 13.2% investment in oil, natural gas and energy service companies was a positive contributor to performance. This sector remains one of the largest investments for the portfolio, and the outlook remains positive. Another important investment is the drug and healthcare area, where an aging population and attractive new product flow should bode well for future growth.

Technology is an area where we continue to seek attractive opportunities. We are adhering to our valuation disciplines, and continue to make purchases in profitable companies that will likely continue to be industry leaders.

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND


                                                      ARISTATA QUALITY BOND FUND
                                                      QUALITY PROFILE (2)
                                                      as of April 30, 2000


                                                           [GRAPH]


PERFORMANCE

The Aristata Quality Bond Fund's total return for the fiscal year ending April 30, 2000 was .28%. The Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Intermediate Bond Index registered comparable returns of .93% and 1.52% respectively. As of April 30th, net assets of the Aristata Quality Bond Fund were $42.4 million. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $13.8 million for the same ending period, while its 12 month total return was .16%. Comparable returns for the Lipper Municipal Intermediate Bond Fund Index and the Lehman Brothers Municipal Bond Index were -.89% and -.92%, respectively.


============================================================================   9

FUND REVIEW
================================================================================

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

FIXED INCOME MARKET REVIEW

The fixed income markets experienced a challenging year. Dramatic swings in the stock market have led to volatility in the bond market as well. Several factors have caused this volatility, including a marked decline in technology stocks, the Federal Reserve's tightening monetary policy, and hints of a pick-up in inflation.

The economy continues to grow at an accelerated pace. This economic expansion, in its 10th consecutive year of positive growth, has lasted this long, in part, due to inflation staying low. However most recently, inflation reports have shown a trend in rising oil prices and labor costs, and surging retail sales.

The Federal Reserve has raised short-term interest rates five times since last June, in an effort to balance the economy. The Federal Reserve appears to not be finished with its tightening policy. Looking ahead, the Federal Reserve must evaluate whether the decline in the equity markets is likely to dampen future consumer spending.

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

During the period under review, despite the volatility, several sectors of the bond market offered opportunities. Strong tax receipts and budget surpluses have lessened the need for the Treasury to issue debt. As a result, the U.S. government's debt buyback program has led to investors anticipating a limited supply of long-term treasuries. In addition, treasuries benefited from a flight-to-quality from weakness in technology issues. Other sectors such as corporates and agencies provided exceptional values during the period, as their yield spreads continued to widen.

                                                      ARISTATA QUALITY BOND FUND
                                                      SECTOR PROFILE
                                                      as of April 30, 2000


                                                            [GRAPH]

The Aristata Quality Bond Fund holds 55% in high-grade corporate bonds and 39% in U.S. Government and agency obligations. The Fund's average maturity on April 30th was 6.4 years.

10  ============================================================================

FUND REVIEW
================================================================================

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX.


                                    [GRAPH]

          PERFORMANCE
     AS OF APRIL 30, 2000
-------------------------------
AVERAGE ANNUAL TOTAL RETURN (1)
  1 Year              0.28%
  Since Inception     2.96%

               FUND VALUE VS. INDEX VALUE
                   AT APRIL 30, 2000
--------------------------------------------------------
  Aristata Quality Bond Fund                  $10,651
--------------------------------------------------------
  Lehman Bros. Gov't/Corp. Bond Index         $10,655
--------------------------------------------------------
  Lehman Bros. Gov't/Corp. Interm. Bond Index $10,779
--------------------------------------------------------

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

The tax-exempt market has exhibited lower relative volatility than its taxable counterparts. However, Colorado municipals have also provided exceptional values, as their yield levels are approximately 100 basis points(1%) higher than levels a year ago.


============================================================================  11

FUND REVIEW


ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)


As municipal prices have risen less than Treasury bond prices, the ratio of municipal yields to Treasury yields has increased. Long-term municipal yields are now almost on parity with long-term taxable yields.

Municipal credit quality continues to improve and most state and local municipalities are now in a position of budget surplus. The volume of municipal issuance in the 1st quarter of 2000 is down 40% from the same period a year ago. As new supply becomes available, the Fund will continue to emphasize high quality Colorado municipal bonds, while providing tax-free income to our shareholders.


                                       ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                                       SECTOR PROFILE
                                       as of April 30, 2000

                                                   [GRAPH]







ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
QUALITY PROFILE (2)
as of April 30, 2000

       [GRAPH]


12  ============================================================================

FUND REVIEW
================================================================================

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

Comparison of Change in Value of $10,000 Investment in the Aristata Colorado Quality Tax-Exempt Fund, the Lipper Municipal Intermediate Bond Fund Index, and the Lehman Brothers Municipal Bond Index.

                                    [GRAPH]

        PERFORMANCE
    AS OF APRIL 30, 2000
-------------------------------
AVERAGE ANNUAL TOTAL RETURN (1)
 1 Year               0.16%
 Since Inception      2.64%

               FUND VALUE VS. INDEX VALUE
                   AT APRIL 30, 2000
  Aristata Colorado Quality Tax-Exempt Fund   $10,581
  Lehman Brothers Municipal Bond Index        $10,559
  Lipper Municipal Interm. Bond Fund Index    $10,464

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.


(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

(2) QUALITY PROFILE BASED ON EACH SECURITY'S RATING FROM MOODY'S. FOR THOSE RATINGS NOT AVAILABLE FROM MOODY'S, S&P RATINGS WERE USED.

(3) THE TEN LARGEST EQUITY HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE EQUITY SECURITIES THAT THE FUND HAS BOUGHT AND MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH APRIL 30, 2000. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

============================================================================  13

FUND REVIEW
================================================================================

DEFINITION OF INDICES

The LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX and the LEHMAN BROTHERS GOVERNMENT/ CORPORATE INTERMEDIATE BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is an unmanaged index that measures the performance of bond funds which are exempt from taxation of the state of Colorado. The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED INDEX is an unmanaged index that measures the performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over- the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


14  ============================================================================

INDEPENDENT AUDITORS' REPORT
================================================================================
DELOITTE &
TOUCHE LLP
----------
    [LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS,
FINANCIAL INVESTORS TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust as of April 30, 2000, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust as of April 30, 2000, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
June 7, 2000
---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------

============================================================================  15

ARISTATA EQUITY FUND
================================================================================

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000

                                      SHARES           VALUE*
COMMON STOCKS - 95.38%
BASIC MATERIALS - 0.87%
CHEMICALS - 0.87%
Hanna (M. A.) Co.                     55,000    $     632,500
                                                --------------

TOTAL BASIC MATERIALS                                 632,500
                                                --------------

BUILDING/REAL ESTATE - 7.92%
BUILDING MATERIALS - 3.74%
Lafarge Corp.                         25,000          631,250
Vulcan Materials, Co.                 48,000        2,103,000
                                                --------------
                                                    2,734,250
                                                --------------

R.E.I.T./Real Estate - 4.18%
Archstone Community Trust             51,000        1,102,875
Duke-Weeks Realty Corp.               90,000        1,951,875
                                                --------------
                                                    3,054,750
                                                --------------

TOTAL BUILDING/REAL ESTATE                          5,789,000
                                                --------------

CONSUMER DURABLES - 4.75%
AUTOMOTIVE - 1.49%
Delphi Automotive Systems Corp.       57,000        1,090,125
                                                --------------

HOUSEHOLD GOODS - 3.26%
Eastman Kodak Co.                     23,500        1,314,531
Leggett & Platt, Inc.                 50,000        1,068,750
                                                --------------
                                                    2,383,281
                                                --------------

TOTAL CONSUMER DURABLES                             3,473,406
                                                --------------

CONSUMER STAPLES - 5.63%
FOOD/BEVERAGE - 0.96%
Earthgrains Co.                       50,000          703,125
                                                --------------

PACKAGED GOODS - 1.70%
Avon Products, Inc.                   30,000        1,245,000
                                                --------------

RETAIL - 2.97%
Circuit City Store, Inc.              10,000    $     588,125
May Department Stores Co.             15,000          412,500
Office Depot, Inc.**                  35,000          369,687
Target Corp.                          12,000          798,750
                                                --------------
                                                    2,169,062
                                                --------------

TOTAL CONSUMER STAPLES                              4,117,187
                                                --------------

ELECTRIC & GAS UTILITIES - 7.34%
ELECTRIC UTILITIES - 3.52%
Duke Energy Corp.                     22,000        1,265,000
New Century Energies, Inc.            40,000        1,305,000
                                                --------------
                                                    2,570,000
                                                --------------

GAS UTILITIES - 3.82%
Northwest Natural Gas Co.             50,000        1,100,000
Questar Corp.                         90,000        1,693,125
                                                --------------
                                                    2,793,125
                                                --------------

TOTAL ELECTRIC & GAS UTILIITES                      5,363,125
                                                --------------

ENERGY - 13.16%
OIL FIELD SERVICES - 4.53%
Baker Hughes, Inc.                    49,000        1,558,812
Halliburton Co.                       30,000        1,325,625
Transocean Sedco Forex, Inc.           9,000          423,000
                                                --------------
                                                    3,307,437
                                                --------------

OIL & GAS - 8.63%
BP Amoco PLC**                        44,280        2,258,280
Royal Dutch Petroleum Co.             19,200        1,101,600
Texaco, Inc.                          49,200        2,435,400
Tosco Corp.**                         16,000          513,000
                                                --------------
                                                    6,308,280
                                                --------------

TOTAL ENERGY                                        9,615,717
                                                --------------

FINANCIAL - 6.93%
BANKS/S & L/FINANCE/LEASE - 3.51%
First Union Corp.                     14,000          446,250
Morgan J. P. & Co., Inc.               8,000        1,027,000
PNC Bank Corp.                        25,000        1,090,625
                                                --------------
                                                    2,563,875
                                                --------------

16  ============================================================================

ARISTATA FUNDS
================================================================================

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000 (CONTINUED)


                                      SHARES           VALUE*
BROKERS/FINANCIAL SERVICES - 2.77%
Gallagher Arthur J & Co.              12,000    $     447,000
Marsh & McLennan Cos., Inc.           16,000        1,577,000
                                                --------------
                                                    2,024,000
                                                --------------
INSURANCE - 0.65%
Allstate Corp.                        20,020          472,973
                                                --------------


TOTAL FINANCIAL                                     5,060,848
                                                --------------

HEALTHCARE - 12.81%
DRUGS - 6.63%
Abbott Laboratories                   18,000          691,875
American Home Products Corp.          30,000        1,685,625
AMGEN, Inc.**                         44,000        2,464,000
                                                --------------
                                                    4,841,500
                                                --------------
HEALTHCARE SERVICES - 2.01%
United Healthcare Corp.22,000                       1,467,125
                                                --------------

MEDICAL PRODUCTS - 4.17%
Bausch & Lomb, Inc.                   20,000        1,207,500
Cardinal Health, Inc.                 12,000          660,750
Pall Corp.                            53,000        1,182,562
                                                --------------
                                                    3,050,812
                                                --------------

TOTAL HEALTHCARE                                    9,359,437
                                                --------------

INDUSTRIAL PRODUCTS & SERVICES - 14.46%
AEROSPACE - 1.94%
AAR Corp.                             47,000          707,937
Northrop Grumman Corp.**              10,000          708,750
                                                --------------
                                                    1,416,687
                                                --------------
BUSINESS INFORMATION - 2.51%
Robert Half International, Inc.**     30,000        1,833,750
                                                --------------

ELECTRICAL PRODUCTS - 5.04%
Anixter International, Inc.**         21,000          707,438
Emerson Electric Co.                  23,000        1,262,125
Molex, Inc.                           31,250        1,716,797
                                                --------------
                                                    3,686,360
                                                --------------

                                      SHARES           VALUE*
INDUSTRIAL COMPONENTS - 4.97%
Hussmann International, Inc.          50,000      $   693,750
Ingersoll Rand Co.                    40,000        1,877,500
Kennametal, Inc.                      37,000        1,063,750
                                                --------------
                                                    3,635,000
                                                --------------
TOTAL INDUSTRIAL PRODUCTS
  & SERVICES                                       10,571,797
                                                --------------

TECHNOLOGY - 15.09%
COMPUTERS/PERIPHERAL - 8.18%
Hewlett-Packard Co.                   15,000        2,025,000
International Business
   Machines Corp.                     24,000        2,679,000
Seagate Technology, Inc.**            25,000        1,270,313
                                                --------------
                                                    5,974,313
                                                --------------
ELECTRONICS - 3.56%
Avnet, Inc.                            7,000          550,375
Lucent Technologies, Inc.             10,000          621,875
Motorola, Inc.                        12,000        1,428,750
                                                --------------
                                                    2,601,000
                                                --------------
SOFTWARE - 3.35%
Electronic Data Systems Corp.         25,000        1,718,750
JD Edwards & Co.**                    40,000          730,000
                                                --------------
                                                    2,448,750
                                                --------------

TOTAL TECHNOLOGY                                   11,024,063
                                                --------------

TELECOMMUNICATIONS - 6.42%
COMMUNICATIONS - 6.42%
AT&T Corp.                            10,000          466,875
BellSouth Corp.                       45,000        2,190,938
GTE Corp.                             30,000        2,032,500
                                                --------------
                                                    4,690,313
                                                --------------

TOTAL TELECOMMUNICATIONS                            4,690,313
                                                --------------


TOTAL COMMON STOCKS                                69,697,393
(Cost $39,702,392)                              --------------


============================================================================= 17

ARISTATA FUNDS
================================================================================

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000 (CONTINUED)


                                      SHARES           VALUE*
CLOSED-END FUNDS - 3.37%
FOREIGN - 3.37%
Asia Tigers Fund                     135,000      $ 1,189,688
Morgan Stanley Asia-Pacific
  Fund                               120,000        1,275,000
                                                --------------

TOTAL CLOSED-END FUNDS                              2,464,688
  (Cost $1,994,993)                             --------------


SHORT-TERM INVESTMENTS - 1.23%
MUTUAL FUNDS - 1.23%
Fifth Third C/P Fund                 899,693          899,693
                                                --------------

TOTAL SHORT-TERM INVESTMENTS                          899,693
  (Cost $899,693)                               --------------


TOTAL INVESTMENTS                     99.98%       73,061,774
  (Cost $42,597,078)

Other Assets in Excess
  of Liabilities                       0.02%           13,991
                                     ------------------------

NET ASSETS                           100.00%      $73,075,765
                                     ========================

*  See note 1 to financial statements.
**Denotes non-income producing security.

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000
Due                   Bond Rating**   Principal
Date          Coupon      Moody's       Amount         Value*
----          ------  -------------   ---------        ------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 39.10%
U.S. TREASURY NOTES - 5.50%
08/15/05       6.500%          Aaa   $  900,000  $    898,594
07/15/06       7.000%          Aaa    1,400,000     1,432,813
                                                --------------
                                                    2,331,407
                                                --------------

U.S. TREASURY BONDS - 7.75%
02/15/07       7.625%          Aaa    1,367,000     1,385,796
11/15/07       7.875%          Aaa      920,000       943,288
05/15/10      10.000%          Aaa      840,000       956,288
                                                --------------
                                                    3,285,372
                                                --------------

FEDERAL FARM CREDIT BANK - 1.09%
01/22/08       6.120%          Aaa      500,000       460,611
                                                --------------

FEDERAL HOME LOAN BANK - 11.05%
07/27/07       7.000%          Aaa      800,000       767,758
11/14/07       7.000%          Aaa      300,000       287,408
08/19/09       7.050%          Aaa      250,000       239,346
01/12/10       7.155%          Aaa      250,000       240,755
10/29/13       6.150%          Aaa      250,000       217,139
02/25/14       6.540%          Aaa      250,000       222,877
03/10/14       6.730%          Aaa      250,000       225,705
08/25/14       8.010%          Aaa      250,000       241,553
09/23/14       8.000%          Aaa      250,000       241,510
11/17/14       8.040%          Aaa      500,000       483,418
01/14/15       8.000%          Aaa      400,000       386,599
01/27/15       8.000%          Aaa      500,000       485,242
02/09/15       8.000%          Aaa      200,000       196,463
06/08/18       7.000%          Aaa      500,000       452,486
                                                --------------
                                                    4,688,259
                                                --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.69%
11/05/12       7.115%          Aaa      800,000       747,504
03/18/13       6.650%          Aaa      500,000       452,659
03/03/14       6.800%          Aaa      200,000       181,413
04/14/14       6.950%          Aaa      200,000       183,009
                                                --------------
                                                    1,564,585
                                                --------------

18 =============================================================================

ARISTATA FUNDS
================================================================================

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000  (CONTINUED)


Due                   Bond Rating**   Principal
Date           Coupon       Moody's       Amount        Value*
----           ------ -------------   ----------        ------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS (Continued)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.02%
06/08/00       5.570%          Aaa   $  496,993   $   496,765
06/30/04       6.930%          Aaa      200,000       195,422
06/26/07       7.170%          Aaa      500,000       483,103
01/29/08       6.460%          Aaa      500,000       467,661
05/05/08       6.780%          Aaa      250,000       236,652
02/04/09       6.030%          Aaa      500,000       449,871
10/16/12       7.080%          Aaa      400,000       373,578
12/03/12       6.920%          Aaa      800,000       743,067
01/22/13       6.440%          Aaa      500,000       449,534
10/16/14       8.000%          Aaa      250,000       242,177
03/10/16       8.200%          Aaa      105,000       113,054
                                                -------------
                                                    4,250,884
                                                -------------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                 16,581,118
                                                -------------
 (Cost $16,620,191)

                         Bond Rating**
                          Moody's/S&P
                         --------------
CORPORATE BONDS - 55.30%
COMMUNICATIONS - 4.22% AT&T Corp.
03/15/09       6.000%       A1/AA-      250,000       223,070
New York Telephone Co.
02/15/04       6.250%        A2/A+      500,000       476,305
Southern New England Telephone Co.
12/15/03       6.125%       Aa3/AA      700,000       670,460
Southwestern Bell Telephone Co.
06/01/03       5.875%       Aa2/AA      145,000       138,567
06/01/08       6.750%       Aa3/AA      300,000       282,814
                                                -------------

TOTAL COMMUNICATIONS                                1,791,216
                                                -------------

ELECTRIC UTILITIES - 2.48%
Consolidated Edison Co.
02/01/02       6.625%        A1/A+      800,000       789,758
Gulf Power Co.
08/15/04       7.050%         A2/A      270,000       261,287
                                                -------------

TOTAL ELECTRIC UTILITIES                            1,051,045
                                                -------------

FINANCIAL - 18.63%
AGRICULTURE - 0.98%
John Deere Capital Corp.
10/23/01        5.35%        A2/A+      430,000       417,282
                                                -------------

AUTOMOBILE - 1.15%
Ford Motor Credit Co.
06/30/03       6.625%         A1/A      500,000       486,307
                                                -------------

BANKS/S & L/FINANCE/LEASE - 8.12%
Bank of America Corp.
05/12/05       7.125%       Aa2/A+      500,000       485,585
Bankers Trust New York Corp.
03/01/01       9.400%        A3/A+      350,000       355,718
01/15/02       7.500%        A3/A+      300,000       298,980
Bear Stearns Co.
04/13/03       6.750%         A2/A      750,000       727,686
03/01/07       7.000%         A2/A      250,000       234,623
Citicorp
08/15/05       6.750%        A1/A+      700,000       669,283
First Bank System
10/15/03       6.000%         A1/A      500,000       471,008
NCNB Corp.
08/01/02       7.750%        A2/A+      200,000       199,530
                                                -------------
                                                    3,442,413
                                                -------------

BROKERS/FINANCIAL SERVICES - 5.59%
Charles Schwab Corp.
03/01/10       8.050%        A3/A-      450,000       447,301
Dean Witter Discover Co.
03/01/03       6.875%       Aa3/A+      350,000       344,050
Merrill Lynch & Co.
04/27/08       7.000%      Aa3/AA-      700,000       662,423
Morgan Stanley Dean Witter & Co.
10/15/01       8.875%       Aa3/A+      400,000       407,671
01/15/07       8.330%       Aa3/A+      500,000       510,675
                                                -------------
                                                    2,372,120
                                                -------------

============================================================================= 19

ARISTATA FUNDS
================================================================================

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000 (CONTINUED)


Due                   Bond Rating**    Principal
Date           Coupon   Moody's/S&P       Amount        Value*
----           ------ -------------   ----------        ------
FINANCIAL (Continued)
INSURANCE - 2.79%
Allstate Insurance Corp.
06/15/03       6.750%         A1/A   $  550,000    $  531,266
CNA Financial Corp.
11/15/03       6.250%        A3/A-      700,000       650,699
                                                -------------
                                                    1,181,965
                                                -------------

TOTAL FINANCIAL                                     7,900,087
                                                -------------

INDUSTRIAL - 29.97%
AEROSPACE - 1.13%
Boeing Co.
06/15/03       6.350%       A1/AA-      500,000       478,029
                                                -------------

AUTOMOBILE - 1.95%
Ford Motor Company
09/15/01       9.000%         A1/A      350,000       356,121
General Motors Corp.
05/01/05       6.250%         A2/A      500,000       469,218
                                                -------------
                                                      825,339
                                                -------------
BROADCASTING/ENTERTAINMENT - 1.14%
Walt Disney Co.
03/30/06       6.750%         A2/A      500,000       485,509
                                                -------------

BUILDING MATERIALS - 2.27%
Hanson Trust PLC
01/15/03       7.375%         A3/A      300,000       296,741
Martin Marietta Corp.
04/15/03       6.500%     Baa1/BBB      700,000       666,694
                                                -------------
                                                      963,435
                                                -------------
BUSINESS INFORMATION/SERVICES - 1.66%
Xerox Corp.
04/15/02       8.125%         A2/A      700,000       703,599
                                                -------------

CHEMICALS - 1.65%
E. I. duPont de Nemours & Co.
03/15/04       8.125%      Aa3/Aa-      200,000       204,940
ICI Wilmington, Inc.
01/15/02       7.500%      Baa1/A-      500,000       496,996
                                                -------------
                                                      701,936
                                                -------------

DRUGS - 0.48%
Eli Lilly & Co.
12/01/01       8.125%       Aa3/AA   $  200,000   $   202,110
                                                -------------

FOOD/BEVERAGE - 3.30%
Albertson's, Inc.
08/01/09       6.950%         A2/A      150,000       140,653
Archer Daniels Midland Co.
05/15/03       6.250%      Aa3/AA-      700,000       675,194
Philip Morris Cos., Inc.
05/15/02       7.625%         A2/A      600,000       583,525
                                                -------------
                                                    1,399,372
                                                -------------
HOTEL/RESORT - 1.27%
Carnival Corp.
04/15/08       6.150%         A2/A      600,000       538,621
                                                -------------

HOUSEHOLD GOODS - 1.34%
Hasbro, Inc.
07/15/08       6.150%         A2/A      300,000       262,561
Whirlpool Corp.
03/01/03       9.000%    Baa1/BBB+      300,000       307,217
                                                -------------
                                                      569,778
                                                -------------
INDUSTRIAL COMPONENTS - 1.18%
Ingersoll Rand Co.
08/07/00       6.540%        A3/A-      500,000       499,522
                                                -------------

METALS - 1.34%
Alcan Aluminum Ltd.
11/01/08       6.250%        A2/A-      630,000       566,785
                                                -------------

OFFICE EQUIPMENT/E.D.P. - 1.65%
International Business Machines Corp.
11/01/02       7.250%        A1/A+      700,000       699,523
                                                -------------

OIL & GAS - 1.66%
British Petroleum Co.
05/15/02       7.875%      Aa1/AA+      700,000       706,271
                                                -------------

20 =============================================================================

ARISTATA FUNDS
================================================================================

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000 (CONTINUED)

Due                   Bond Rating**    Principal
Date           Coupon   Moody's/S&P       Amount        Value*
----           ------ -------------   ----------        ------
INDUSTRIAL (Continued)
OIL FIELD SERVICES - 1.65%
Dresser Industries, Inc.
06/01/00       6.250%      Aa3/AA-  $   700,000   $   699,518
                                                  -----------

PACKAGED GOODS - 1.08%
Fortune Brands, Inc.
04/01/08       6.250%         A2/A      500,000       456,847
                                                  -----------

PAPER/PACKAGING - 1.81%
Avery Dennison Corp.
04/15/05       6.750%         A2/A      800,000       766,478
                                                  -----------

RESTAURANTS - 1.58%
McDonalds Corp.
09/01/05       6.625%       Aa2/AA      700,000       671,602
                                                  -----------

RETAIL - 1.83%
Dillard's, Inc.
06/01/06       7.375%     Baa1/BBB      500,000       430,746
Wal-Mart Stores, Inc.
08/10/01       6.150%       Aa2/AA      350,000       346,150
                                                  -----------
                                                      776,896
                                                  -----------

TOTAL INDUSTRIAL                                   12,711,170
                                                  -----------

TOTAL CORPORATE BONDS                              23,453,518
  (Cost $24,153,304)                              -----------



                                    Shares        Value*
                                    ------        ------
SHORT-TERM INVESTMENTS - 3.77%
MUTUAL FUNDS - 3.77%
Fifth Third C/P Fund               1,207,185   $ 1,207,185
Fifth Third U.S. Treasury Fund       389,669       389,669
                                               -----------

TOTAL SHORT-TERM INVESTMENTS                     1,596,854
                                               -----------
  (Cost $1,596,854)

TOTAL INVESTMENTS                      98.17%   41,631,490
  (Cost $42,370,349)

Other Assets in Excess
  of Liabilities                        1.83%      776,848
                                  ------------------------

NET ASSETS                            100.00%  $42,408,338
                                  ========================

*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 2000. Ratings are not covered by the Report of Independent Auditors.

============================================================================= 21

ARISTATA FUNDS
================================================================================

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000

Due                   Bond Rating**    Principal
Date           Coupon   Moody's/S&P       Amount        Value*
----           ------ -------------   ----------        ------
COLORADO MUNICIPAL OBLIGATIONS - 95.71%
PREREFUNDED - 23.96%
Arapahoe County, GO
School District #5
12/15/10       7.125%       Aa2/AA   $  200,000    $  205,372
Colorado Springs Utilities System, Rev
11/15/15       6.500%      Aa2/AAA       15,000        15,689
Denver City & County
School District #1
Certificates of Participation
12/01/06       6.600%          A/A      500,000       525,455
El Paso County
School District #38
Certificates of Participation
12/01/05       6.750%        A1/NR      400,000       415,896
Fort Collins Storm Drainage, Rev
12/01/11       6.625%        A1/NR      300,000       311,775
Greeley Water, GO
12/01/11       6.600%       A1/AA-      400,000       411,892
Platte River Power Authority, Rev
06/01/18       5.750%       Aaa/A+      900,000       899,901
South Suburban, Rev
Park & Recreation District, FGIC
12/15/10       6.700%      Aaa/AAA      500,000       520,585
                                                    ---------

TOTAL PREREFUNDED                                   3,306,565
                                                    ---------
  (Cost $2,979,259)

GENERAL OBLIGATION BONDS - 42.77%
Adams County
School District #12, FGIC
12/15/09       5.250%      Aaa/AAA      500,000       502,035
Adams County
School District #50
12/01/10       5.250%       A1/AA-      500,000       497,170
Boulder County Library
10/01/06       5.900%      Aa1/AA+      300,000       307,089
Boulder County Open Space
06/15/08       5.100%        NR/AA      500,000       496,950
Boulder Valley
School District #Re-2
10/15/08       6.250%        A1/AA      500,000       509,930
Boulder Valley
School District #Re-2, FGIC
12/01/13       5.000%      Aaa/AAA      150,000       142,191
Clear Creek County
School District #Re-1, FSA
12/01/17       5.750%      Aaa/AAA      100,000       100,704
Douglas County
School District #Re-1, MBIA
12/15/03       5.650%      Aaa/AAA      400,000       409,548
Fort Collins Water
12/01/02       6.000%       Aa1/AA      200,000       205,674
Highlands Ranch
Metropolitan District #4
12/01/01       5.200%      Aa1/AA+      250,000       252,010
12/01/03       5.375%      Aa1/AA+      250,000       253,690
Morgan County
School District #Re-3, AMBAC
12/01/18       4.800%      Aaa/AAA      250,000       217,253
San Miguel County
School District #R-1, MBIA
12/01/06       5.200%      Aaa/AAA      500,000       502,745
South Suburban Park &
Recreation District, FGIC
12/15/06       5.050%      Aaa/AAA      500,000       500,585
Summit County
School District #Re-1, FGIC
12/01/07       5.250%      Aaa/AAA      500,000       503,345
Thornton, FSA
12/01/07       5.150%      Aaa/AAA      500,000       501,220
                                                    ---------

TOTAL GENERAL OBLIGATION BONDS                      5,902,139
  (Cost $5,875,042)                                 ---------


REVENUE BONDS - 28.98%
EDUCATION - 0.92%
Colorado EDL & Cultural
12/01/16       6.000%        NR/AA      125,000       126,359
                                                    ---------

22 =============================================================================

ARISTATA FUNDS
================================================================================

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
APRIL 30, 2000 (CONTINUED)

Due                   Bond Rating**    Principal
Date           Coupon  Moody's/S&P      Amount          Value*
----           ------ -------------   ----------        ------
FINANCE - 8.04%
Aspen Colorado Sales Tax
11/01/10       5.000%        NR/A-    $ 120,000     $ 114,613
Broomfield Colorado Sales & Use Tax, AMBAC
06/01/05       6.000%      Aaa/AAA      300,000       307,338
Boulder Colorado Sales Tax, AMBAC
08/15/13       5.150%      Aaa/AAA      100,000        96,950
Douglas County Sales & Use Tax, MBIA
10/15/17       5.250%      Aaa/AAA      300,000       302,280
Durango Colorado Sales & Use Tax, FGIC
12/01/06       5.500%      Aaa/AAA      200,000       198,058
Jefferson County Open Space, FGIC
11/01/19       5.000%      Aaa/AAA      100,000        89,247
                                                    ---------
                                                    1,108,486
                                                    ---------
HOSPITAL - 1.54%
University of Colorado
Hospital Authority, AMBAC
11/15/09    5.000%          Aaa/NR      220,000       212,700
                                                    ---------

HOUSING - 1.92%
Colorado Housing Finance Authority
Single Family Housing
11/01/14       7.150%      Aa1/AAA      225,000       229,451
Commerce City
Single Family Housing
03/01/12       6.875%       Aaa/NR       35,000        35,062
                                                    ---------
                                                      264,513
POWER - 3.19%
Adams County
Pollution Control, MBIA
04/01/08       5.625%      Aaa/AAA      300,000       304,566
Pueblo County
Pollution Control, AMBAC
01/01/19       5.100%      Aaa/AAA      150,000       135,854
                                                    ---------
                                                      440,420
                                                    ---------
TRANSPORTATION - 4.00%
Arapahoe County
Highway E-470, MBIA
08/31/05       5.150%      Aaa/AAA      250,000       251,487
Denver City & County
Airport, MBIA
11/15/16       5.750%      Aaa/AAA      300,000       300,993
                                                    ---------
                                                      552,480
WATER/SEWER - 9.37%
Colorado Water Reservoir & Power
Development Authority, FGIC
11/01/06       6.550%      Aaa/AAA      500,000       518,415
Colorado Water Reservoir & Power
Development Authority
09/01/07       5.250%      Aaa/AAA      250,000       253,170
Fountain Valley Authority
Water Treatment
12/01/07       5.200%       Aa2/AA      400,000       401,220
Pueblo Colorado Board
Waterworks, FSA
11/01/09       5.250%      Aaa/AAA      120,000       120,803
                                                    ---------
                                                    1,293,608
                                                    ---------

TOTAL REVENUE BONDS                                 3,998,566
                                                    ---------
  (Cost $3,976,381)

TOTAL COLORADO MUNICIPAL
  OBLIGATIONS                                      13,207,270
  (Cost $12,830,682)                               ----------


TOTAL INVESTMENTS                         95.71%   13,207,270
  (Cost $12,830,682)

Other Assets in Excess
  of Liabilities                           4.29%      592,114
                                     ------------------------

NET ASSETS                              100.00%   $13,799,384
                                     =========================

*See Note 1 to financial statements
**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 2000. Ratings are not covered by the Report of Independent Auditors.

The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at April 30, 2000 (as a percentage of net assets):
      FGIC    21.6%
      MBIA    15.0%
============================================================================= 23

ARISTATA FUNDS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000
                                                                                                              COLORADO QUALITY
                                                                       EQUITY               QUALITY BOND         TAX-EXEMPT
                                                                    ----------------------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                             $73,061,774            $41,631,490            $13,207,270
Cash                                                                           0                      0                363,543
Dividends receivable                                                      63,825                      0                      0
Interest receivable                                                        5,761                808,126                276,100
Receivable for portfolio shares sold                                       9,870                  6,667                  3,318
Organizational costs, net of accumulated amortization                     22,035                 15,267                  5,777
Prepaid and other assets                                                   4,200                  4,338                    236
                                                                    ----------------------------------------------------------
  Total Assets                                                        73,167,465             42,465,888             13,856,244
                                                                    ----------------------------------------------------------
LIABILITIES:
Payable for portfolio shares redeemed                                     31,649                  1,029                      0
Accrued investment advisory fee                                           42,387                 12,764                    598
Accrued administration fee                                                13,770                  6,885                  4,603
Dividends payable                                                              0                 35,081                 47,305
Other payables                                                             3,894                  1,791                  4,354
                                                                    ----------------------------------------------------------
  Total Liabilities                                                       91,700                 57,550                 56,860
                                                                    ----------------------------------------------------------
NET ASSETS                                                           $73,075,765            $42,408,338            $13,799,384
                                                                    ==========================================================

COST OF INVESTMENTS                                                  $42,597,078            $42,370,349            $12,830,682
                                                                    ==========================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                      $37,327,324            $43,453,111            $13,430,583
Un (Over)-distributed net investment income                               15,837                 46,681                   (616)
Accumulated net realized gain (loss) on investments                    5,267,908              (352,595)                 (7,171)
Net unrealized appreciation/depreciation in value
   of investments                                                     30,464,696              (738,859)                376,588
                                                                    ----------------------------------------------------------
NET ASSETS                                                           $73,075,765            $42,408,338            $13,799,384
                                                                    ==========================================================

NET ASSET VALUE PER SHARE:
Net Assets                                                           $73,075,765            $42,408,338            $13,799,384
Shares of beneficial interest outstanding                              7,823,108              4,549,795              1,475,276
Net asset value and redemption price per share                             $9.34                  $9.32                  $9.35


See notes to financial statements.

24 =============================================================================

ARISTATA FUNDS
================================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000

                                                                                                              COLORADO QUALITY
                                                                     EQUITY               QUALITY BOND            TAX-EXEMPT
                                                                   -----------------------------------------------------------
INVESTMENT INCOME:
Interest                                                             $    91,313           $  3,240,032             $  846,408
Dividends                                                              1,756,457                      0                      0
                                                                   -----------------------------------------------------------
  Total Income                                                         1,847,770              3,240,032                846,408
                                                                   -----------------------------------------------------------

EXPENSES:
Investment advisory fee (Note 4)                                         711,462                235,640                 79,757
Administration fee (Note 4)                                              184,289                 94,907                 59,709
Legal                                                                          0                  1,880                      0
Registration                                                               6,130                  3,511                      0
Amortization of organization costs                                         7,640                  4,896                  1,613
Insurance                                                                  3,567                  2,424                    837
Other                                                                      1,947                  9,729                  5,664
                                                                   -----------------------------------------------------------
  Total Expenses Before Waiver                                           915,035                352,987                147,580
Expenses waived by investment adviser (Note 4)                          (66,862)               (31,221)               (70,730)
                                                                   -----------------------------------------------------------
  Net Expenses                                                           848,173                321,766                 76,850
                                                                   -----------------------------------------------------------
NET INVESTMENT INCOME                                                    999,597              2,918,266                769,558
                                                                   -----------------------------------------------------------

Net realized gain (loss) on investments                                7,272,554              (352,653)                (8,323)
Change in net unrealized appreciation/depreciation                   (7,096,604)            (2,479,723)              (761,940)
                                                                   -----------------------------------------------------------
Net gain (loss) on investments                                           175,950            (2,832,376)              (770,263)
                                                                   -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                                       $1,175,547               $ 85,890               $  (705)
                                                                   ===========================================================

See notes to financial statements.


============================================================================= 25

ARISTATA FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           EQUITY FUND
                                                                      -------------------------------------------------
                                                                                       For the Year Ended
                                                                       April 30, 2000                      April 30, 1999
                                                                      -------------------------------------------------
OPERATIONS:
  Net investment income                                                $     999,597                     $   1,319,576
  Net realized gain on investments                                         7,272,554                        11,378,470
  Change in net unrealized appreciation/depreciation                      (7,096,604)                       (4,767,687)
                                                                       -----------------------------------------------
  Net increase in net assets from operations                               1,175,547                         7,930,359
                                                                       -----------------------------------------------

DISTRIBUTIONS:
  From net investment income                                                (976,762)                       (1,335,710)
  From net realized gain                                                 (13,382,921)                       (1,236,442)
                                                                       -----------------------------------------------
  Net decrease in net assets from distributions                          (14,359,683)                       (2,572,152)
                                                                       -----------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                             7,802,900                         4,205,574
  Reinvested dividends                                                    10,563,696                         1,905,608
  Cost of shares redeemed                                                (26,479,442)                      (18,710,476)
                                                                       -----------------------------------------------
  Net decrease in net assets from share transactions                      (8,112,846)                      (12,599,294)
                                                                       -----------------------------------------------
NET DECREASE IN NET ASSETS                                               (21,296,982)                       (7,241,087)
                                                                       -----------------------------------------------

NET ASSETS:
  Beginning of period                                                     94,372,747                       101,613,834
                                                                       -----------------------------------------------
  End of period*                                                       $  73,075,765                     $  94,372,747
                                                                       ===============================================

*Includes un (over)-distributed net investment income of               $      15,837                     $      (6,998)

See notes to financial statements.

26 =============================================================================

ARISTATA FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        QUALITY BOND FUND
                                                                       --------------------------------------------------
                                                                                        For the Year Ended
                                                                       April 30, 2000                      April 30, 1999
                                                                       --------------------------------------------------
OPERATIONS:
  Net investment income                                                $     2,918,266                     $    3,417,107
  Net realized gain (loss) on investments                                     (352,653)                            45,793
  Change in net unrealized appreciation/depreciation                        (2,479,723)                          (474,807)
                                                                       --------------------------------------------------
  Net increase in net assets from operations                                    85,890                          2,988,093
                                                                       --------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                                (2,891,225)                        (3,397,538)
  From net realized gain                                                             0                            (96,912)
                                                                       --------------------------------------------------
  Net decrease in net assets from distributions                             (2,891,225)                        (3,494,450)
                                                                       --------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                               8,892,852                          6,356,700
  Reinvested dividends                                                       2,346,208                          2,771,436
  Cost of shares redeemed                                                  (18,005,611)                       (14,151,265)
                                                                       --------------------------------------------------
  Net decrease in net assets from share transactions                        (6,766,551)                        (5,023,129)
                                                                       --------------------------------------------------
NET DECREASE IN NET ASSETS                                                  (9,571,886)                        (5,529,486)
                                                                       --------------------------------------------------

NET ASSETS:
  Beginning of period                                                       51,980,224                         57,509,710
                                                                       --------------------------------------------------
  End of period*                                                       $    42,408,338                     $   51,980,224
                                                                       ==================================================

*Includes undistributed net investment income of                       $        46,681                     $       19,640

See notes to financial statements.


============================================================================= 27

ARISTATA FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 COLORADO QUALITY TAX-EXEMPT FUND
                                                                       --------------------------------------------------
                                                                                       For the Year Ended
                                                                       April 30, 2000                      April 30, 1999
                                                                       --------------------------------------------------
OPERATIONS:
  Net investment income                                                 $  769,558                           $  958,847
  Net realized gain (loss) on investments                                   (8,323)                             323,738
  Change in net unrealized appreciation/depreciation                      (761,940)                            (207,450)
                                                                       --------------------------------------------------
  Net increase (decrease) in net assets from operations                       (705)                            1,075,135
                                                                       --------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                              (769,558)                            (959,483)
  From net realized gain                                                  (152,140)                            (166,233)
                                                                       --------------------------------------------------
  Net decrease in net assets from distributions                           (921,698)                          (1,125,716)
                                                                       --------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                             964,517                              710,520
  Reinvested dividends                                                     132,915                              118,629
  Cost of shares redeemed                                               (3,877,483)                          (6,657,337)
                                                                       --------------------------------------------------
  Net decrease in net assets from share transactions                    (2,780,051)                          (5,828,188)
                                                                       --------------------------------------------------

NET DECREASE IN NET ASSETS                                              (3,702,454)                          (5,878,769)
                                                                       --------------------------------------------------

NET ASSETS:
  Beginning of period                                                   17,501,838                           23,380,607
                                                                       --------------------------------------------------
  End of period*                                                        13,799,384                          $17,501,838
                                                                       ==================================================

*Includes over-distributed net investment income of                        $  (616)                             $  (616)

See notes to financial statements.

28 =============================================================================

ARISTATA FUNDS
================================================================================

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                                         EQUITY FUND
                                                                 ----------------------------------------------------------
                                                                                                           For the Period
                                                                             For the Year Ended             March 2, 1998
                                                                 April 30, 2000       April 30, 1999      to April 30, 1998
                                                                 ----------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                             $    11.11         $   10.44            $    10.00
                                                                 ----------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.12              0.14                  0.01
  Net realized and unrealized gain (loss) on investments               (0.01)             0.81                  0.44
                                                                 ----------------------------------------------------------

  Total income from investment operations                               0.11              0.95                  0.45
                                                                 ----------------------------------------------------------

Distributions:
  From net investment income                                           (0.12)            (0.14)                (0.01)
  From net realized gain                                               (1.76)            (0.14)                --
                                                                 ----------------------------------------------------------
  Total distributions                                                  (1.88)            (0.28)                (0.01)
                                                                 ----------------------------------------------------------
Net asset value - end of period                                   $     9.34         $   11.11            $    10.44
                                                                 ==========================================================

TOTAL RETURN                                                            2.23%             9.39%                 4.54%
                                                                 ==========================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $   73,076         $  94,373            $  101,614
                                                                 ==========================================================

Ratio of expenses to average net assets                                 1.01%             0.95%                 0.95%(1)
                                                                 ==========================================================
Ratio of net investment income to
  average net assets                                                    1.20%             1.41%                 0.84%(1)
                                                                 ==========================================================
Ratio of expenses to average net
  assets without fee waivers                                            1.09%             1.11%                 1.17%(1)
                                                                 ==========================================================
Ratio of net investment income to
  average net assets without fee waivers                                1.12%             1.25%                 0.62%(1)
                                                                 ==========================================================

Portfolio turnover rate                                                16.63%            25.26%                14.20%(1)
                                                                 ==========================================================


(1)  Annualized

See notes to financial statements.

============================================================================= 29

ARISTATA FUNDS
================================================================================

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                                      QUALITY BOND FUND
                                                                 ----------------------------------------------------------
                                                                                                           For the Period
                                                                           For the Year Ended               March 2, 1998
                                                                  April 30, 2000      April 30, 1999      to April 30, 1998
                                                                 ----------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                              $9.88                 $9.97                $10.00
                                                                 ----------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.59                  0.62                  0.10
  Net realized and unrealized loss on investments                  (0.57)                (0.08)                (0.03)
                                                                 ----------------------------------------------------------
  Total income from investment operations                           0.02                  0.54                  0.07
                                                                 ----------------------------------------------------------

Distributions:
  From net investment income                                       (0.58)                (0.61)                (0.10)
  From net realized gain                                              --                 (0.02)                  --
                                                                 ----------------------------------------------------------
  Total distributions                                              (0.58)                (0.63)                (0.10)
                                                                 ----------------------------------------------------------
Net asset value - end of period                                    $9.32                 $9.88                 $9.97
                                                                 ==========================================================
TOTAL RETURN                                                        0.28%                 5.49%                 0.69%
                                                                 ==========================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                  $42,408               $51,980               $57,510
                                                                 ==========================================================
Ratio of expenses to average net assets                             0.68%                 0.65%                 0.65%(1)
                                                                 ==========================================================
Ratio of net investment income to
  average net assets                                                6.16%                 6.10%                 6.00%(1)
                                                                 ==========================================================
Ratio of expenses to average net
  assets without fee waivers                                        0.75%                 0.76%                 0.83%(1)
                                                                 ==========================================================
Ratio of net investment income to
  average net assets without fee waivers                            6.10%                 5.99%                 5.82%(1)
                                                                 ==========================================================
Portfolio turnover rate                                            10.06%                 9.79%                11.44%(1)
                                                                 ==========================================================

(1)  Annualized

See notes to financial statements.

30 =============================================================================

ARISTATA FUNDS
================================================================================

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                              COLORADO QUALITY TAX-EXEMPT FUND
                                                                 ---------------------------------------------------------------
                                                                                                               For the Period
                                                                         For the Year Ended                     March 2, 1998
                                                                  April 30, 2000       April 30, 1999         to April 30, 1998
                                                                 ---------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                                   $  9.89               $  9.94               $ 10.00
                                                                 ---------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    0.46                  0.49                  0.08
  Net realized and unrealized gain (loss) on investments                  (0.45)                 0.04                 (0.06)
                                                                 ---------------------------------------------------------------

  Total income from investment operations                                  0.01                  0.53                  0.02
                                                                 ---------------------------------------------------------------

Distributions:
  From net investment income                                              (0.46)                (0.49)                (0.08)
  From net realized gain                                                  (0.09)                (0.09)                 --
                                                                 ---------------------------------------------------------------
  Total distributions                                                     (0.55)                (0.58)                (0.08)
                                                                 ---------------------------------------------------------------
Net asset value - end of period                                         $  9.35               $  9.89               $  9.94
                                                                 ===============================================================

TOTAL RETURN                                                               0.16%                 5.40%                 0.22%
                                                                 ===============================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                         $13,799               $17,502               $23,381
                                                                 ===============================================================

Ratio of expenses to average net assets                                    0.48%                 0.45%                 0.45%(1)
                                                                 ===============================================================
Ratio of net investment income to
  average net assets                                                       4.85%                 4.85%                 5.00%(1)
                                                                 ===============================================================
Ratio of expenses to average net
  assets without fee waivers                                               0.93%                 0.91%                 0.92%(1)
                                                                 ===============================================================
Ratio of net investment income to
  average net assets without fee waivers                                   4.41%                 4.40%                 4.53%(1)
                                                                 ===============================================================

Portfolio turnover rate                                                   12.41%                 7.86%                17.64%(1)
                                                                 ===============================================================

(1)  Annualized

See notes to financial statements.

============================================================================= 31

ARISTATA FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

           Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.

           The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

           INVESTMENT VALUATION: Securities of the Funds are valued at 4:00 p.m. (Eastern time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

           FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

           DIVIDENDS: The Aristata Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Aristata Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year. Dividends to shareholders are recorded on the ex-dividend date.

           Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income andgains reported under generally accepted accounting principles. For the year ended April 30, 2000, the effects of certain differences due to a market discount reclass were reclassified. The Quality Bond Fund reflected an increase in undistributed net investment income and an increase in accumulated net realized loss on investments of $27,041.

           ORGANIZATION COSTS: The Funds have deferred certain costs incurred in connection with the organization, initial registration and public offering of Fund shares. Such costs are being amortized over a 60 month period from the commencement of operations. As of April 30, 2000, the remaining period of amortization was 34 months.

           OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

32 =============================================================================

ARISTATA FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS ((CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST

          On April 30, 2000, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                                   ARISTATA COLORADO QUALITY
                                      ARISTATA EQUITY FUND        ARISTATA QUALITY BOND FUND             TAX-EXEMPT FUND
                                      --------------------       ---------------------------       --------------------------
                                  For the Year Ended April 30,   For the Year Ended April 30,     For the Year Ended April 30,
                                     2000            1999            2000             1999            2000             1999
                               ------------------------------------------------------------------------------------------------
Shares sold                        794,677          421,685        934,245           632,574          100,351           71,070
Shares issued as
  reinvestment of dividends      1,204,528          189,946        246,348           275,733           13,982           11,855
Shares redeemed                 (2,674,291)      (1,845,964)    (1,892,464)       (1,413,235)        (409,379)        (663,763)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease                      (675,086)      (1,234,333)      (711,871)         (504,928)        (295,046)        (580,838)
===============================================================================================================================

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
                                                                                                     ARISTATA COLORADO QUALITY
                                          ARISTATA EQUITY FUND        ARISTATA QUALITY BOND FUND           TAX-EXEMPT FUND
                                          --------------------       ---------------------------     -------------------------
As of April 30, 2000
Gross appreciation (excess of
  value over cost)                            31,163,177                        811,983                         445,026
Gross depreciation (excess of
  cost over value)                              (698,481)                    (1,550,842)                        (68,438)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                   30,464,696                       (738,859)                        376,588
===================================================================================================================================

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

           Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund, respectively. The Adviser has agreed to voluntarily waive a portion of its fees so that the total annual expenses of each Fund will not exceed the voluntary expense limitations adopted by the Adviser. Fee waivers by the Adviser are voluntary and may be terminated at any time.

           ALPSMutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Aristata Equity Fund, $7,500 for the Aristata Quality Bond Fund and $5,000 for the Aristata Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, custody, shareholder servicing, transfer agency, audit and Trustees' fees.


============================================================================= 33

           As of April 30, 2000, one shareholder owned 37 percent and 39 percent of the outstanding shares of the Aristata Equity Fund and Aristata Quality Bond Fund, respectively.

5.  INVESTMENT TRANSACTIONS

           The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the year ended April 30, 2000 were as follows:

                                  U.S. GOVERNMENT
                                     SECURITIES           ALL OTHER              TOTAL
----------------------------------------------------------------------------------------
ARISTATA EQUITY FUND
Purchases                          $          0         $13,670,158          $13,670,158
Sales                              $          0         $34,581,321          $34,581,321

ARISTATA QUALITY BOND FUND
Purchases                          $  3,050,000         $ 1,470,966          $ 4,520,966
Sales                              $  6,048,403         $ 6,437,508          $12,485,911

ARISTATA COLORADO QUALITY
TAX-EXEMPT FUND
Purchases                          $          0         $ 1,886,590          $ 1,886,590
Sales                              $          0         $ 4,432,872          $ 4,432,872

6.  CONVERSION OF COMMINGLED POOLS

           Each Fund, at its inception date (March 2, 1998), issued shares at $10.00 per share in a tax-free conversion to acquire the net assets of certain unregistered commingled pools of Colorado State Bank and Trust. The following is a summary of shares issued, net assets acquired and unrealized appreciation as of March 2, 1998:

                                                                                                     ARISTATA COLORADO QUALITY
                                          ARISTATA EQUITY FUND        ARISTATA QUALITY BOND FUND           TAX-EXEMPT FUND
                                          --------------------        --------------------------     -------------------------
Shares issued                                  9,855,292                      5,759,904                      2,472,885
Net assets acquired                          $98,552,917                    $57,599,038                    $24,728,848
Unrealized appreciation                      $39,252,218                    $ 2,425,692                    $ 1,470,209

7.  SHAREHOLDER TAX INFORMATION (Unaudited)

           During the period ended April 30, 2000, 100% of the dividends paid by the Aristata Colorado Quality Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 100% of the dividends paid by the Aristata Equity Fund from net investment income qualify for the corporate dividends received deduction.


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